EXHIBIT 4(a)
SPECIMEN STOCK CERTIFICATE
SIZE - 8 1/2 X 11
COLOR - GOLD
          FRONT SIDE OF CERTIFICATE

     PAR VALUE
   $0.625 PER SHARE

                         Photograph of

                         ARTHUR B. MODINE

        NUMBER                                    SHARES

CAPITAL STOCK                              CAPITAL STOCK


   INCORPORATED UNDER THE LAWS OF THE STATE OF WISCONSIN

THIS CERTIFICATE IS                     SEE REVERSE FOR
TRANSFERABLE IN                         CERTAIN DEFINITIONS
MINNEAPOLIS, MN
OR NEW YORK, NY


        MODINE MANUFACTURING COMPANY

THIS CERTIFIES THAT                           CUSIP 607828 10 0




IS THE OWNER OF

         FULLY-PAID AND NON-ASSESSABLE SHARES OF CAPITAL STOCK

of Modine Manufacturing Company, transferable on the books of the company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     Witness the seal of the company and the signatures of its duly authorized officers affixed.

DATED:



      s/Walter E. Pavlick               s/D. R. Johnson
                Secretary                   President

Countersigned and Registered:

    NORWEST BANK MINNESOTA, N.A.
              Transfer Agent and Registrar
BY:
                            Authorized Officer
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BACK SIDE OF CERTIFICATE


DOWN LEFT MARGIN THE FOLLOWING LEGEND:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Modine Manufacturing Company and Norwest Bank Minnesota, N.A. dated as of October 15, 1986 and as amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Modine Manufacturing Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Modine Manufacturing Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights beneficially owned by Acquiring Persons (as defined in the Rights Agreement), whether currently held by or on behalf of such person or by a subsequent holder, may become null and void.

End of Legend

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common
   TEN ENT - as tenants by the entireties
   JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -                Custodian
                    --------------           ----------------
                         (Cust)                   (Minor)
                    Under Uniform Gifts to Minors
                    Act
                         -------------------------
                              (State)

     Additional abbreviations may also be used though not in the above list.

     For value received,       hereby sell, assign and transfer unto
                         ------

Please insert Social Security or
  Other Identifying Number of Assignee
   /                         /
   /                         /

-----------------------------------------------------------
   (Please print or typewrite name and address, including zip code of assignee)

-----------------------------------------------------------

-----------------------------------------------------------
                                                  shares
-------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                  Attorney
-------------------------------------------------
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated
      ----------------


Affix Medallion Signature     X
Guarantee Imprint Below        ------------------------------
                                   (Signature)

                              X
                               ------------------------------
                                  (Signature)

                              -------------------------------
                              ABOVE SIGNATURE(S) TO THIS
                              ASSIGNMENT MUST CORRESPOND WITH
                              THE NAME AS WRITTEN UPON THE FACE
                              OF THE CERTIFICATE IN EVERY
                              PARTICULAR, WITHOUT ALTERATION OR
                              ENLARGEMENT, OR ANY CHANGE
                              WHATEVER.

                              THE SIGNATURE(S) MUST BE
                              GUARANTEED BY AN ELIGIBLE
                              GUARANTOR INSTITUTION SUCH AS A
                              SECURITIES BROKER/DEALER,
                              COMMERCIAL BANK & TRUST COMPANY,
                              SAVINGS AND LOAN ASSOCIATION OR A
                              CREDIT UNION PARTICIPATING IN A
                              MEDALLION PROGRAM APPROVED BY THE
                              SECURITIES TRANSFER ASSOCIATION,
                              INC.
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